                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):         MARCH 2, 1999
                                                  --------------------------


                              PRI Automation, Inc.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Massachusetts                     0-24934               04-2495703
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION            (COMMISSION          (IRS EMPLOYER
    OF INCORPORATION)                  FILE NUMBER)       IDENTIFICATION NO.)


805 Middlesex Turnpike, Billerica, Massachusetts                  01821-3986
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


Registrant's telephone number, including area code            (978) 670-4270
                                                  -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                  ------------

      The undersigned registrant hereby amends Item 2 of its Current Report on Form 8-K dated March 16, 1999 to revise the number of exchangeable shares issued in connection with the registrant's acquisition of Promis Systems Corporation Ltd. from 1,139,874 to 1,356,136, as set forth in the pages attached hereto:

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On March 2, 1999, PRI Automation, Inc., a Massachusetts corporation ("PRI"), acquired Promis Systems Corporation Ltd., a Canadian corporation ("Promis"), pursuant to a plan of arrangement (the "Plan of Arrangement") under
Section 192 of the Canada Business Corporations Act (the "CBCA"). The terms of the acquisition were the results of arm's-length negotiations between PRI and Promis. PRI intends to account for the acquisition as a pooling of interests. In accordance with the Plan of Arrangement:

            (a) Promis has issued 0.1353 exchangeable shares of Promis in exchange for each outstanding common share of Promis, or an aggregate of 1,356,136 exchangeable shares. Each exchangeable share of Promis may be exchanged at any time for one share of common stock, par value $0.01 per share, of PRI ("Common Stock"). PRI has registered all of these shares of Common Stock on a registration statement on Form S-3 (registration number 333-69721) for issuance upon the exchange or redemption of the exchangeable shares of Promis.

            (b) PRI's wholly owned subsidiary, 1325949 Ontario Inc., an Ontario corporation, now holds the only outstanding common share of Promis.

            (c) PRI has assumed Promis' obligations under all options issued under the Promis Systems Corporation Ltd. Amended and Restated Stock Option Plan dated as of September 30, 1998 (the "Promis Plan"). Each option outstanding under the Promis Plan has been converted into an option to purchase 0.1353 shares of Common Stock per Promis common share subject to the option, rounded down to the nearest whole share. The exercise price of each option has been converted into a new exercise price equal to the previous exercise price divided by 0.1353 and converted from Canadian dollars to U.S. dollars at the rate of 0.6641 U.S. dollars per Canadian dollar.

            (d) PRI has also assumed Promis' obligations under a warrant issued to LSI Logic Corporation (the "Warrant"). The Warrant has been converted into a warrant to purchase 13,530 shares of Common Stock. The exercise prices of the Warrant have been converted into new exercise prices equal to the previous exercise prices divided by 0.1353 and converted from Canadian dollars to U.S. dollars at the rate of 0.6641 U.S. dollars per Canadian dollar.

      Two holders of an aggregate of 250,100 common shares of Promis have elected to exercise their dissenters' rights under Section 190 of the CBCA to require Promis to pay the holders the "fair value" for their Promis common shares. Promis is currently in discussions with the two dissenters.

      A copy of the press release announcing the completion of the acquisition was included as Exhibit 99.1 to this Current Report on Form 8-K, as originally filed.

      On March 11, 1999, Promis changed its name to PRI Automation (Canada),
Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PRI AUTOMATION, INC.


Date: March 31, 1999                    By:      /s/  Stephen D. Allison
                                           -----------------------------------
                                               Stephen D. Allison
                                               Chief Financial Officer